American Century Investments®
Quarterly Portfolio Holdings
Focused Global Growth Fund
August 31, 2021

Focused Global Growth - Schedule of Investments
AUGUST 31, 2021 (UNAUDITED)

	Shares/ Principal Amount ($)	Value ($)
COMMON STOCKS — 99.2%
Brazil — 2.3%
B3 SA - Brasil Bolsa Balcao	6,533,600	17,651,890
China — 2.0%
Ping An Insurance Group Co. of China Ltd., H Shares	1,998,000	15,470,668
France — 4.4%
Pernod Ricard SA	98,780	20,793,968
Schneider Electric SE	77,320	13,814,492
		34,608,460
Hong Kong — 5.4%
AIA Group Ltd.	1,671,200	19,955,339
Hong Kong Exchanges & Clearing Ltd.	348,583	22,021,400
		41,976,739
Hungary — 1.7%
OTP Bank Nyrt(1)	224,353	13,549,072
India — 2.9%
HDFC Bank Ltd.	1,069,160	23,059,891
Ireland — 5.8%
CRH plc	403,550	21,378,438
ICON plc(1)	95,680	24,472,074
		45,850,512
Italy — 2.5%
Stellantis NV	990,894	19,863,153
Switzerland — 2.8%
Zurich Insurance Group AG	50,730	22,259,882
United Kingdom — 2.7%
AstraZeneca plc	180,200	21,073,204
United States — 66.7%
Adobe, Inc.(1)	40,597	26,944,229
Alphabet, Inc., Class A(1)	14,620	42,309,549
Amazon.com, Inc.(1)	11,868	41,191,336
American Express Co.	125,890	20,892,704
AMETEK, Inc.	148,540	20,196,984
Aptiv plc(1)	131,120	19,955,153
Avantor, Inc.(1)	650,080	25,639,155
Booking Holdings, Inc.(1)	10,240	23,548,621
Charles Schwab Corp. (The)	280,478	20,432,822
Cheniere Energy, Inc.(1)	255,040	22,305,798
Equinix, Inc.	25,906	21,850,416
HEICO Corp.	170,340	21,602,519
L3Harris Technologies, Inc.	93,340	21,749,153
Lowe's Cos., Inc.	108,850	22,193,427
Mastercard, Inc., Class A	57,240	19,818,205
NXP Semiconductors NV	105,320	22,657,492
PayPal Holdings, Inc.(1)	79,100	22,833,006
Pioneer Natural Resources Co.	117,758	17,624,840
ServiceNow, Inc.(1)	45,250	29,124,710
Teleflex, Inc.	52,438	20,737,131
Texas Instruments, Inc.	111,180	21,225,374

Visa, Inc., Class A	88,382	20,248,316
		525,080,940
TOTAL COMMON STOCKS (Cost $516,806,561)		780,444,411
TEMPORARY CASH INVESTMENTS — 0.8%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 2.25% - 2.75%, 1/31/24 - 8/31/25, valued at $1,925,747), in a joint trading account at 0.02%, dated 8/31/21, due 9/1/21 (Delivery value $1,887,301)		1,887,300
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.125%, 5/15/40, valued at $4,812,375), at 0.02%, dated 8/31/21, due 9/1/21 (Delivery value $4,718,003)		4,718,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	93,636	93,636
TOTAL TEMPORARY CASH INVESTMENTS (Cost $6,698,936)		6,698,936
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $523,505,497)		787,143,347
OTHER ASSETS AND LIABILITIES†		(137,440)
TOTAL NET ASSETS — 100.0%		$787,005,907

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	22.4%
Information Technology	20.7%
Consumer Discretionary	16.0%
Health Care	11.7%
Industrials	9.9%
Communication Services	5.4%
Energy	5.0%
Real Estate	2.8%
Materials	2.7%
Consumer Staples	2.6%
Temporary Cash Investments	0.8%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

NOTES TO SCHEDULE OF INVESTMENTS
†Category is less than 0.05% of total net assets.
(1)Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1 ($)	Level 2 ($)	Level 3 ($)
Assets
Investment Securities
Common Stocks
Brazil	—	17,651,890	—
China	—	15,470,668	—
France	—	34,608,460	—
Hong Kong	—	41,976,739	—
Hungary	—	13,549,072	—
India	—	23,059,891	—
Ireland	24,472,074	21,378,438	—
Italy	—	19,863,153	—
Switzerland	—	22,259,882	—
United Kingdom	—	21,073,204	—
Other Countries	525,080,940	—	—
Temporary Cash Investments	93,636	6,605,300	—
	549,646,650	237,496,697	—
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.